Exhibit 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Deborah A. Wensel, Chief Financial Officer 630-574-3772

GREAT LAKES DREDGE & DOCK CORPORATION ANNOUNCES DATE FOR ANNUAL STOCKHOLDERS MEETING

Oak Brook, Illinois — February 27, 2008 — Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD), the largest provider of dredging services in the United States and a major provider of commercial and industrial demolition services, today announced that its 2008 Annual Meeting of Stockholders will be held on May 14, 2008 at 10:00 A.M. at the Renaissance Hotel, 2100 Spring Road, Oak Brook, Illinois 60523 for the following purposes:

1.               To elect three directors to serve for three-year terms or until their respective successors are elected and qualified;

2.               To ratify Deloitte & Touche LLP as the independent auditor of the Company for the fiscal year ending December 31, 2008; and

3.               To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors also set the close of business on April 1, 2008 as the record date for holders of the Company’s common stock entitled to notice of and authorized to vote at such Annual Meeting.

The date of the 2008 Annual Meeting of Stockholders represents a change of more than 30 days from the anniversary of the Company’s 2007 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and in compliance with the Company’s Bylaws, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for proposed inclusion in its proxy materials for the 2008 Annual Meeting of Stockholders. The new deadline for submitting stockholder proposals to the Company for the 2008 Annual Meeting of Stockholders is the close of business on March 10, 2008.  Any such stockholder proposal must be submitted in accordance with the Company’s Bylaws and must be related to matters appropriate for stockholder action and be consistent with the rules and regulations of the Securities and Exchange Commission (including Rule 14a-8 of the Securities Exchange Act of 1934) relating to stockholders’ proposals in order to be considered for inclusion in the Company’s proxy materials for that meeting.  Such proposals must be delivered in writing to the Company at: 2122 York Road, Oak Brook, Illinois 60523, Attention: Corporate Secretary. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals may be omitted if not in compliance with all applicable requirements.

Great Lakes Dredge & Dock Corporation is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations, averaging 18% of its dredging revenues over the last three years.  Great Lakes also owns an 85% interest in North American Site Developers, Inc., one of the largest U.S. providers of commercial and industrial demolition services. Additionally, the Company owns a 50% interest in a marine sand mining operation in New Jersey which supplies sand and aggregate used for road and building construction. Great Lakes has a 117-year history of never failing to complete a marine project and owns the largest and most diverse fleet in the industry, comprised of over 180 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks associated with Great Lakes’ substantial leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2006, and in securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

(GLDD-G)